KPMG Peat Marwick Letterhead                       EXHIBIT 23.1


                     CONSENT OF INDEPENDENT
                   CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
Advanced Technology Laboratories, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.



                              /s/KPMG PEAT MARWICK LLP


Seattle, Washington
July 24, 1996